May 1, 2020 (Supplemented September 30, 2020 and March 1, 2021)

Boston Trust Walden Equity Fund (WSEFX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can obtain the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.bostontrustwalden.com. You also can obtain this information at no cost by calling 1-800- 282-8782 x7050, sending an email request to mutualfunds@ bostontrustwalden.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, Boston Trust Walden Funds (formerly, “The Boston Trust & Walden Funds”) will send a notice, either by mail or email, each time the Fund’s updated report is available on its website (www. bostontrustwalden.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling your broker dealer or other financial intermediary, or by calling the Fund at (800) 282-8782, ext. 7050.

Investment Goals

Effective September 30, 2020, the name of the Walden Equity Fund changed to the Boston Trust Walden Equity Fund. The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Walden Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement[1]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

1	Boston Trust Walden Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through May 1, 2021 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/ reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/ reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$333	$583	$1,299

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 10.57% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities, such as common stock. The Fund may invest in companies of any size, but generally focuses on large capitalization companies. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days’ advance notice of any change to this policy.

www.bostontrustwalden.com

May 1, 2020 (Supplemented September 30, 2020 and March 1, 2021)

Boston Trust Walden Equity Fund	Fund Summary

Boston Trust Walden Inc. (formerly “Boston Trust Investment Management, Inc.”) (the “Adviser”) evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Adviser considers financial materiality as it is understood in generally accepted accounting principles—information that would impact the judgment of an informed investor. The Adviser’s ESG analysis considers the range of impacts that ESG factors may have on future revenues, expenses, assets, liabilities and overall risk. The Fund is subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate is the product or service to the undesirable product—e.g., minor electronic input to a weapon system). Examples of products and services are found on page 33 of the Prospectus in the second paragraph under the heading “Environmental, Social & Governance Guidelines.” The Adviser also exercises its full discretion in evaluating the overall performance of each company, relative to ESG guidelines, assessing its impact on stakeholders, performance over time (relative to peers and established goals), and transparency. The Adviser reviews five broad areas: products and services; environmental impact; workplace conditions; community impact; and corporate governance. The Fund may avoid companies it judges to have substandard performance in one or more of these areas. In addition, the Adviser utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust Walden Company (formerly, “Boston Trust & Investment Management Company”) and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small and Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Criteria Risk: Because the Fund’s criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bostontrustwalden.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
1Q2019	3Q2011
13.48%	(14.46)%

For the period January 1, 2020 through March 31, 2020, the aggregate (non-annualized) total return for the Fund was (20.63)%.

Average Annual Total Returns (as of December 31, 2019)	1 Year	5 Years	10 Years	Since Inception (6/18/99)
Boston Trust Walden Equity Fund
Before Taxes	32.30%	11.62%	12.55%	7.13%
After Taxes on Distributions	31.35%	10.58%	11.78%	6.63%
After Taxes on Distributions and Sale of Fund Shares	19.76%	9.03%	10.32%	5.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	6.40%

www.bostontrustwalden.com

May 1, 2020 (Supplemented September 30, 2020 and March 1, 2021)

Boston Trust Walden Equity Fund	Fund Summary

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax- deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	William H. Apfel, CFA, Since 2012*
Co-Portfolio Manager:	Stephen Amyouny, CFA, Since 2021
Tchintcia S. Barros, CFA, Since 2021**
Mark B. Zagata, CFA, Since 2021

*	Effective after the close of business on June 30, 2021, Mr. Apfel will no longer serve as a Portfolio Manager for the Fund.
**	Effective after the close of business on June 30, 2021, Ms. Barros will serve as Lead Portfolio Manager for the Boston Trust Walden Equity Fund.

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Walden Funds

c/o Boston Trust Walden Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax- advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest – Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.